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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 3, 1996
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                             Wang Laboratories, Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                1-5677                                04-2192707
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       (Commission File Number)            (IRS Employer Identification No.)



        600 Technology Park Drive, Billerica, Massachusetts        01821
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (508) 967-5000
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

          On May 3, 1996 Wang Laboratories, Inc. (the "Company") completed the acquisition pursuant to the Stock Purchase Agreement (the "Acquisition Agreement") among the Company, Dataserv Inc. ("Dataserv") and Dataserv Computer Maintenance, Inc. ("DCMI") dated as of April 9, 1996 of all the outstanding shares of DCMI from Dataserv. In consideration for the shares of DCMI the Company paid Dataserv $28.5 million dollars in cash. The primary source of cash for the purchase price was the Company's normal operations. The acquisition will be accounted for according to purchase accounting principles.

          The foregoing is a brief summary of certain provisions of the Acquisition Agreement, a copy of which is filed as an exhibit hereto. This summary is qualified in its entirety by, and is subject to, the more complete information set forth in the Acquisition Agreement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a)  Financial Statements of Business Acquired

                    It is not practicable to provide the required financial
               statements of DCMI at the time of the filing of this Report. Accordingly, such financial statements will be filed by an amendment to this Report, as soon as practicable, but no later than July 2, 1996.

          (b)  Pro forma Financial Information

                    It is not practicable to provide the required pro forma
               financial information at the time of the filing of this Report. Accordingly, such pro forma financial information will be filed by an amendment to this Report, as soon as practicable, but no later than July 2, 1996.

          (c)  Exhibits

               Asset and Stock Purchase Agreement Among Wang Laboratories, Inc., Dataserv, Inc. and Dataserv Computer Maintenance, Inc. dated as of April 9, 1996.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     WANG LABORATORIES, INC.



Dated: May 10, 1996                                  By: /s/ Albert A. Notini
       ------------------                                ---------------------
                                                         Albert A. Notini
                                                         Senior Vice President,
                                                           General Counsel and
                                                           Corporate Secretary





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                                  EXHIBIT INDEX




Exhibit No.                Description                        Page No.
- -----------                -----------                        --------

   1                       Stock Purchase Agreement
                           Among Wang, DCMI and
                           Dataserv, Inc. dated
                           April 9, 1996